Offerings - Offering: 1	May 19, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Amount Registered | shares	2,219
Proposed Maximum Offering Price per Unit	1,000.00
Maximum Aggregate Offering Price	$ 2,219,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 306.44
Offering Note	Fee per Rule 457(r)